Exhibit 10.27



                           MASTER SECURITY AGREEMENT


         THIS MASTER SECURITY AGREEMENT (the AAgreement@) is made as of the 12th day of November, 1998, by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at One Lincoln Centre, 5400 LBJ Freeway, Suite 525, Dallas, Texas 75240 (together with is successors and assigns, if any, ASecured Party@), and KJ TRANSPORTATION, INC., a corporation organized and existing under the laws of the State of New York with its chief executive offices located at 6070 Collette Road, Farmington, New York 14424 (AKJT@), and J&L TRUCKING LEASING OF FARMINGTON, INC., a corporation organized and existing under the laws of the State of New York with its chief executive offices located at 6070 Collette Road, Farmington, New York 14224 (J&L), jointly and severally (together with KJT being collectively referred to as ADebtor@).

         In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.       CREATION OF SECURITY INTEREST.

         Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof (ACollateral Schedule@), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the ACollateral@). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively ANotes@ and each a ANote@), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the AIndebtedness@). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (APMSI Collateral@): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the APMSI Indebtedness@), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

         Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

         (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

         (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing, together with any guaranty executed in connection herewith, being hereinafter referred to as the ADebt Documents@);

         (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements, jointly and severally enforceable against Debtor under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

         (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

         (e) Except as specified on Schedule A attached hereto, the entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

         (f) Except as specified on Schedule A attached hereto, there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a Material Adverse Effect. As used herein, AMaterial Adverse Effect@ shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Debtor or Guarantor (as hereinafter defined), taken as a whole, or (2) a material impairment of the ability of Debtor or Guarantor, taken as a whole, to perform its obligations under or to remain in compliance with the Debt Documents. Further, Debtor is not in default under any obligation for borrowed money, for the deferred purchase price of property or any lease agreement which, either individually or in the aggregate, would have the same such effect;

         (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles consistently applied (AGAAP@), and since the date of the most recent financial statement, there has been no material adverse change;

         (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

         (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

         (j) Debtor is, and will remain, the sole and lawful owner of the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

         (k) Debtor is, and will remain, in possession of the Collateral except as and to the extent that any item of the Collateral is rented on a short-term lease (that is, for a lease with a term of less than thirty (30) days; a AShort-term Lease@) entered into in the ordinary course of business of Debtor;

         (l) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as APermitted Liens@);

         (m) Debtor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the AYear 2000 Problem@ (that is, the risk that computer applications used by Debtor may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999). Based on such review and program, Debtor believes that the AYear 2000 Problem@ will not have a Material Adverse Effect. From time to time, at the request of Secured Party, Debtor shall provide to Secured Party such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Problem; and

         (n) So long as any Indebtedness remains outstanding, Transit Group, Inc. and its subsidiaries shall maintain a Fixed Charge Coverage Ratio of not less than 1.1:1.0, determined as of the last day of each fiscal quarter calculated on a rolling four (4) quarter basis. As used herein, AFixed Charge Coverage Ratio@ shall mean the ratio of (X) the consolidated earnings before income taxes, depreciation and amortization of Transit Group, Inc. and its subsidiaries, minus non-financed capital expenditures, minus cash taxes paid by Transit Group, Inc. and its subsidiaries on a consolidated basis, divided by
(Y) principal payments on indebtedness plus cash interest expense of Transit Group, Inc. and its subsidiaries on a consolidated basis. All calculations hereunder shall be made in accordance with GAAP.

3.       COLLATERAL.

         (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral, except to the extent that the Collateral is then subject to a Short-term Lease entered into in the ordinary course of business of Debtor; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current location of the Collateral.

         (b) Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all material applicable laws, (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens), and (v) allow only qualified, properly licensed personnel selected, employed and controlled by Debtor to operate any motor vehicle comprising a portion of the Collateral (except to the extent that any such motor vehicle is then subject to a Short-term Lease entered into in the ordinary course of business of Debtor).

         (c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States and Canada, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral; except, in each case, to the extent that the Collateral is subject to a Short-term Lease entered into in the ordinary course of business of Debtor.

         (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

         (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and upon two (2) business days= (as hereinafter defined) notice Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours.

         (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

         (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.       INSURANCE.

         The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies reasonably acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.       REPORTS.

         (a) Debtor shall promptly notify Secured Party within thirty (30) days after (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any change in the location of the principal garage of any motor vehicle comprising a portion of the Collateral in the event that any such motor vehicle fails to return to the originally specified principal garage location for a period of ninety (90) consecutive days, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens, or (vi) any malfunction of the hubodometer or odometer of any motor vehicle comprising a portion of the Collateral.

         (b) Debtor will furnish Secured Party (1) within ninety (90) days after the end of each fiscal year of Debtor, a consolidated balance sheet of Transit Group, Inc. and its subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flows of Debtor for such fiscal year, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Transit Group, Inc. (which shall be a "Big 6" accounting firm); (2) within ninety (90) days after the end of each fiscal year of Transit Group, Inc. and its subsidiaries, a consolidating balance sheet of Transit Group, Inc. and its subsidiaries as at the end of such year, and the related consolidating statement of income and consolidating income of cash flows of Transit Group, Inc. and its subsidiaries for such fiscal year, prepared in accordance with GAAP; (3) within thirty (30) days after the end of each fiscal year of Debtor, Transit Group, Inc.=s Board approved operating plan for the next fiscal year; (4) within forty-five (45) days after the end of each quarter, an unaudited balance sheet of Transit Group, Inc. and its subsidiaries as at the end of such quarter, and the related statement of income and statement of cash flows of Transit Group, Inc. and its subsidiaries for such quarter, prepared in accordance with GAAP, except for the absence of footnotes and year-end adjustments; (5)within forty-five (45) days after the end of each quarter, a consolidating balance sheet of
                  Transit  Group,  Inc.  and  its  subsidiaries  as at the end of such quarter, and the related consolidating statement of income and consolidating statement of cash flows of Debtor for such quarter, prepared in accordance with GAAP, except for the absence of footnotes and year-end adjustments; and (6) within ten (10) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Transit Group, Inc. to the Securities and Exchange Commission, if any; and (7) contemporaneously with the furnishing of the financial statements required pursuant to Clauses (1) and (3) above, a duly completed compliance certificate dated the date of such financial statements and signed by the chief financial officer of Transit Group, Inc., containing a computation of the financial ratio set forth in Section 2(m) hereof and to the effect that such officer has not become aware of any default or Event of Default that has occurred and is continuing or, if there is any such event,describing it and the steps, if any, being taken to cure it. Upon two (2) business days=notice, Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.       FURTHER ASSURANCES.
         (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

         (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

         (c) Debtor assumes and agrees to indemnify, defend and keep harmless Secured Party, and any assignee of Secured Party's rights, obligations, title or interests under any Note, its agents and employees ("Indemnitees"), from and against any and all Claims (as hereinafter defined) (other than such as may directly and proximately result from a breach of the Debt Documents or material violation of applicable law by Secured Party, or the gross negligence or willful misconduct of, such Indemnitees), by paying (on an after-tax basis) or otherwise discharging same, when and as such Claims shall become due, including Claims arising on account of (1) any Debt Document, or (2) the Collateral, or any part thereof, including the ordering, acquisition, delivery, installation or rejection of the Collateral, the possession, maintenance, use, condition, ownership or operation of any item of Collateral, and by whomsoever owned, used or operated, during the term of any Note with respect to that item of
Collateral,  the  existence  of  latent  and  other  defects  (whether  or  not discoverable by Secured Party or Debtor) any claim in tort for negligence (other than Secured Party=s negligence) or strict liability, and any claim for patent, trademark or copyright infringement, or the loss, damage, destruction, removal, return, surrender, sale or other disposition of the Collateral, or any item thereof, or for whatever other reason whatsoever (other than the items excluded herein). It is the express intention of both Secured Party and Debtor, that the indemnity provided for in this Section includes Claims for which the Indemnitees are strictly liable. Secured Party shall give Debtor prompt notice of any Claim hereby indemnified against and Debtor shall be entitled to control the defense and any settlement thereof, so long as no default or Default has occurred and is then continuing; provided, however, that Secured Party shall have the right to approve defense counsel selected by Debtor which approval will not be unreasonably withheld. For the purposes of this Debt, the term "Claims" shall mean all claims, allegations, harms, judgments, good faith settlements entered into, suits, actions, debts, obligations, damages (whether incidental, consequential or direct), demands (for compensation, indemnification, reimbursement or otherwise), losses, penalties, fines, liabilities (including strict liability), charges that Secured Party has incurred or for which it is responsible, in the nature of interest, Liens, and costs (including attorneys' fees and disbursements and any other legal or non-legal expenses of investigation or defense of any Claim, whether or not such Claim is ultimately defeated or enforcing the rights, remedies or indemnities provided for hereunder, or otherwise available at law or equity to Secured Party), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, by or against any person.

7.       EVENTS OF DEFAULT.

         Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following AEvent(s) of Default@:

         (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

         (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, or lease (except for Short-term Leases entered into in the ordinary course of business of Debtor) mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

         (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

         (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after the earlier of (1) actual knowledge thereof by any officer of Transit Group, Inc., or (2) written notice thereof to Debtor by Secured Party;

         (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or Claim against Debtor;

         (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise (unless such attachment, execution, levy, seizure or confiscation is then being contested in good faith by negotiations or by appropriate proceedings which suspend the execution thereof and such proceedings do not involve any substantial danger (as determined in Secured Party=s sole reasonable discretion) of the sale, forfeiture or loss of the Collateral);

         (g) Any Default or Event of Default (as such terms are defined therein) by Debtor under any other agreement between Debtor and Secured Party;

         (h) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively AGuarantor@) shall (1) be generally not paying its debts as they become due; or (2) take action for the purpose of invoking the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Debtor or Guarantor or its property, and any such petition filed against Debtor or Guarantor is not dismissed within sixty (60) days;

         (i) Debtor shall be in default under any material obligation for borrowed money, for the deferred purchase price of property or any lease agreement, and the applicable grace period with respect thereto shall have expired, which in any case would have a Material Adverse Effect;

         (j) Any dissolution, termination of existence, merger or consolidation of Debtor or any Guarantor (such action being referred to as an AEvent@), unless not less than thirty (30) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Secured Party an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement; and (y) Secured Party is reasonably satisfied as to the credit worthiness of such person;

         (k) Debtor ceases to a wholly-owned subsidiary of Transit Group, Inc. unless merged into another subsidiary of Transit Group, Inc.; or

         (l) As a result of or in connection with a change in the ownership of fifty-one (51) percent or more of the capital stock of Transit Group, Inc., the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of Transit Group, Inc. equals or exceeds twice the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of Transit Group, Inc. as of the date of this Agreement, without the prior written consent of Secured Party. As used herein, AConsolidated Tangible Net Worth@ shall mean, on a consolidated basis of Transit Group, Inc. and it subsidiaries, the excess of all assets (including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogues, trademarks, bond discount and underwriting expenses, organization expense and other intangibles) over all liabilities, as determined and computed in accordance with GAAP; and AConsolidated Total Liabilities@ shall mean, on a consolidated basis of Transit Group, Inc. and its subsidiaries, such liabilities which, in accordance with GAAP, would be included on the liability side of a consolidated balance sheet.

 8.      REMEDIES ON DEFAULT.

         (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of twelve percent (12%) per annum or the maximum rate not prohibited by applicable law.

         (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) business days prior to such action.

         (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus.
Debtor shall remain fully liable for any deficiency.

         (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder.

         (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.       MISCELLANEOUS.

         (a) This Agreement, any Collateral Schedules, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor shall pay all payments and other amounts due under the assigned Note and Collateral Schedule to such assignee or as instructed by Secured Party. Debtor further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Assignee.

         (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term Abusiness day@ shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

         (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

         (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the ADebtor@ and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

         (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

         (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

         (g) THIS AGREEMENT AND THE OTHER DEBT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL. The parties agree that any action or proceeding arising out of or relating to the Debt Documents shall be commenced in any state or Federal court located in New York County, City of New York, State of New York, and that such courts shall have exclusive jurisdiction to hear and determine any claims or disputes between or among any of the parties hereto or thereto relating to the transaction contemplated by this Agreement, and any investigation, litigation or proceeding related to or arising out of any such matters; provided, however, that the parties hereto acknowledge that any appeals from those courts may be heard by a court located outside of such jurisdiction. Each party hereto expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waives any objection which such party may have based upon lack of personal jurisdiction, improper venue or inconvenient form. The parties further agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth herein, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of New York.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Master Security Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


SECURED PARTY:                            DEBTOR:

GENERAL ELECTRIC CAPITAL                  KJ TRANSPORTATION, INC.
CORPORATION


By: /s/ John E. Hanley                    By: /s/ Philip A. Belyew
Name: John E. Hanley                      Name: Philip A. Belyew
Title: Senior Riask Manager               Title:CEO



                                          J&L TRUCK LEASING OF FARMINGTON, INC.

                                          By:  /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO